MERRILL LYNCH INTERNATIONAL EQUITY FUND

                   Supplement dated September 30, 2002 to the
                      Prospectus dated September 10, 2002


     Effective September 30, 2002, the section captioned "About the Portfolio Manager" under the heading "How the Fund Invests" appearing on page 9 is amended by deleting such information and adding the following section captioned "About the Portfolio Management Team":

     The Fund is managed by a team of investment professionals who participate in the team's research process and stock selection. Ian Rowley is primarily responsible for the day-to-day management of the Fund. Mr. Rowley has been Team Leader of the London based Global Equities Team since 2002, a Director of an affiliate of Merrill Lynch Asset Management U.K. Limited since 2001 and was head of Global Equity Strategy at UBS Asset Management from 1988 to 2001.





Code  # 16747-0902STK